PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated

November 1, 2025, as may be supplemented and/or

revised from time to time

Effective July 17, 2026, Gregory J. Liebl, CFA, Jennifer Mihara and Jennifer Sireklove, CFA will continue to serve as portfolio managers of Parametric Tax-Managed Emerging Markets Fund (the “Fund”). All references to other portfolio managers of the Fund are removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

July 7, 2026	48689-00 7.7.26